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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 27, 1997



                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)

   Maryland                  1-12252                       36-3877868
(State or other     (Commission File Number)   (IRS Employer Identification No.)
Jurisdiction of
Incorporation)

        Two North Riverside Plaza, Suite 400, Chicago, Illinois   60606
              (Address of Principal Executive Office)         (Zip Code)


      Registrant's telephone number, including area code:  (312) 474-1300



                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

          On August 27, 1997, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), and Evans Withycombe Residential, Inc., a Maryland corporation ("EWR"), entered into an Agreement and Plan of Merger dated as of August 27, 1997 pursuant to which EWR will merge with and into EQR (the "Merger"). Pursuant to the Merger, the shares of common stock of EWR issued and outstanding immediately prior to the Merger will be converted into 0.50 of a common share of beneficial interest of EQR. Consummation of the Merger is subject to the approval of the shareholders of EQR and EWR and to specified closing conditions.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)       Exhibits

          (10) Agreement and Plan of Merger between Equity Residential Properties Trust and Evans Withycombe Residential, Inc. dated as of August 27, 1997.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EQUITY RESIDENTIAL PROPERTIES TRUST
                              (Registrant)

                              By:/s/ Bruce C. Strohm
                                 ----------------------------------------------
                                 Bruce C. Strohm
                                 Secretary, Executive Vice President and
                                 General Counsel


     Dated: August 29, 1997
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                                 EXHIBIT INDEX


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
Exhibit No.             Description
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
  (10) Agreement and Plan of Merger between Equity Residential Properties Trust and Evans Withycombe Residential, Inc. dated as of August 27, 1997.
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